UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number: (811- 06190)

Exact name of registrant as specified in charter:	Putnam International Equity Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: June 30, 2010

Date of reporting period: September 30, 2009

Item 1. Schedule of Investments:

Putnam International Equity Fund
The fund's portfolio
9/30/09 (Unaudited)

COMMON STOCKS (98.7%)(a)
	Shares	Value

Australia (1.9%)
BlueScope Steel, Ltd.	7,148,264	$18,318,893
Westfield Group	1,576,424	19,203,890
		37,522,783

Belgium (1.9%)
KBC Groupe SA (NON)	459,757	23,109,929
UCB SA	314,761	13,293,394
		36,403,323

Brazil (0.6%)
Cia Brasileira de Meios de Pagamento	917,362	9,100,115
Companhia Brasileira de Meios de Pagamento 144A	197,300	1,957,191
		11,057,306

Canada (1.4%)
Agrium, Inc.	193,160	9,678,797
Nexen, Inc.	741,051	16,887,165
		26,565,962

China (2.5%)
China National Materials Co., Ltd.	11,487,000	9,755,006
Industrial & Commercial Bank of China	23,924,000	17,930,048
Longtop Financial Technologies Ltd. ADR (NON)	172,800	4,917,888
Renhe Commercial Holdings Co., Ltd.	22,110,000	4,436,277
Sohu.com, Inc. (NON) (S)	151,900	10,447,682
Yingde Gases Group Co. 144A (NON)	888,000	802,154
		48,289,055

Finland (1.1%)
Nokia OYJ	1,447,055	21,296,627
		21,296,627

France (13.4%)
Alstom SA	178,543	13,038,929
AXA SA	795,321	21,546,359
BNP Paribas (Rights) (NON)	470,385	1,019,471
BNP Paribas SA (S)	470,385	37,610,216
Christian Dior SA	226,466	22,385,485
France Telecom SA	1,099,932	29,323,529
Renault SA (NON)	237,719	11,092,707
Societe Generale	291,373	23,467,764
Total SA	665,786	39,588,942
UBISOFT Entertainment (NON)	872,540	16,534,054
Unibail-Rodamco (R)	56,514	11,747,654
Vivendi SA	1,046,832	32,414,879
		259,769,989

Germany (7.4%)
Bayerische Motoren Werke (BMW) AG	327,161	15,786,166
Deutsche Post AG	1,636,596	30,676,879
HeidelbergCement AG 144A (NON)	70,915	4,594,232
Henkel AG & Co. KGaA	548,372	23,625,318
MTU Aero Engines Holding AG	350,049	16,588,116
Porsche Automobil Holding SE (Preference)	447,614	35,232,369
RWE AG	174,289	16,199,373
		142,702,453

Greece (0.8%)
Public Power Corp. SA (NON)	660,049	14,701,617
		14,701,617

Hong Kong (3.1%)
Cheung Kong Holdings, Ltd.	1,193,000	15,022,232
Esprit Holdings, Ltd.	1,974,900	13,244,884
Link REIT (The) (R)	6,274,074	13,803,722
Noble Group, Ltd. (S)	10,231,000	17,631,897
		59,702,735

Ireland (0.7%)
Kerry Group PLC Class A	473,899	13,566,570
		13,566,570

Italy (1.7%)
Mediaset SpA	1,639,263	11,474,566
Prysmian SpA	1,146,553	21,524,937

		32,999,503

Japan (19.3%)
Aisin Seiki Co., Ltd.	987,600	23,898,750
Astellas Pharma, Inc.	787,000	32,391,600
Casio Computer Co., Ltd.	1,339,500	10,946,976
Daito Trust Construction Co., Ltd.	213,800	9,320,989
East Japan Railway Co.	216,100	15,543,877
Fujitsu, Ltd.	2,770,000	17,969,566
Hitachi, Ltd. (NON)	1,020,000	3,123,769
Japan Retail Fund Investment Corp. (R)	1,139	6,190,812
Japan Tobacco, Inc.	11,415	38,934,235
Jupiter Telecommunications Co., Ltd.	14,907	14,447,650
KDDI Corp.	4,927	27,759,308
Mitsui & Co., Ltd.	764,700	9,968,387
Mitsui Fudosan Co., Ltd.	715,000	12,003,881
Nintendo Co., Ltd.	51,700	13,240,951
Nippon Telegraph & Telephone (NTT) Corp.	616,800	28,518,577
Ono Pharmaceutical Co., Ltd.	211,900	11,004,599
ORIX Corp.	402,850	24,533,282
ORIX Corp. 144A (NON)	34,940	2,127,821
Sankyo Co., Ltd.	291,500	18,227,384
Suzuken Co., Ltd.	483,500	16,690,837
Tokyo Gas Co., Ltd.	4,773,000	19,836,028
Toyo Suisan Kaisha, Ltd.	580,000	15,740,994
		372,420,273

Norway (1.9%)
DnB NOR ASA (NON) (S)	1,889,525	21,926,631
StatoilHydro ASA	668,232	15,056,692
		36,983,323

Singapore (0.7%)
Singapore Airlines, Ltd.	1,332,800	13,041,349
		13,041,349

South Korea (2.4%)
Hana Financial Group, Inc.	506,720	17,390,724
KT Corp.	192,810	6,642,305
Samsung Electronics Co., Ltd.	15,897	10,963,832
Shinhan Financial Group Co., Ltd. (NON)	269,830	10,801,016
		45,797,877

Spain (4.4%)
Banco Bilbao Vizcaya Argentaria SA	1,247,103	22,152,505
Banco Santander Central Hispano SA	2,915,783	46,968,599
Endesa SA	363,977	12,035,319
Obrascon Huarte Lain SA	138,478	3,862,151
		85,018,574

Switzerland (10.9%)
Credit Suisse Group	752,423	41,777,059
Nestle SA	1,486,452	63,385,207
Roche Holding AG	399,918	64,683,531
Zurich Financial Services AG	175,318	41,730,289
		211,576,086

Taiwan (0.8%)
Hon Hai Precision Industry Co., Ltd.	2,909,000	11,636,000
Radiant Opto-Electronics Corp.	3,782,610	4,479,936
		16,115,936

United Arab Emirates (0.9%)
Aldar Properties PJSC	6,495,029	10,628,165
DP World, Ltd.	13,221,376	7,403,971
		18,032,136

United Kingdom (20.9%)
BAE Systems PLC	6,637,879	37,098,747
Barclays PLC	1,951,094	11,554,086
BG Group PLC	1,340,964	23,329,334
BHP Billiton PLC	971,932	26,569,258
BP PLC	7,253,718	64,200,953
BT Group PLC	12,497,940	26,003,839
Cairn Energy PLC (NON)	329,981	14,719,111
Cobham PLC	1,517,829	5,317,706
Compass Group PLC	2,610,732	15,974,316
Dana Petroleum PLC (NON)	409,173	9,181,437
GlaxoSmithKline PLC	1,930,624	37,991,104
Marks & Spencer Group PLC	2,882,528	16,705,433
Reckitt Benckiser Group PLC	552,617	27,046,894
Royal Bank of Scotland Group PLC	6,976,566	5,912,427
TUI Travel PLC	4,601,522	18,750,618
Vedanta Resources PLC (S)	481,592	14,660,388
WPP PLC	2,114,357	18,172,232
Xstrata PLC	2,102,940	31,049,101
		404,236,984

Total common stocks (cost $1,629,970,524)		$1,907,800,461

U.S. TREASURY OBLIGATIONS (0.1%)(a)(i)
	Principal amount	Value

U.S. Treasury Notes 3 5/8s, May 15, 2013	$1,045,000	$1,133,794
U.S. Treasury Notes 6 1/2s, February 15, 2010	463,000	477,784

Total U.S. treasury obligations (cost $1,611,578)		$1,611,578

SHORT-TERM INVESTMENTS (3.2%)(a)
	Principal amount	Value

Short-term investments held as collateral for loaned
securities with yields ranging from 0.01% to 0.47% and
due dates ranging from October 1, 2009 to
October 9, 2009 (d)	$59,003,241	$59,003,100
SSgA Prime Money Market Fund (i)	80,000	80,000
U.S. Treasury Bills for effective yields ranging from
0.46% to 0.48%, November 19, 2009	860,000	859,442
U.S. Treasury Bills, zero%, December 17, 2009 (i)	1,230,000	1,229,754

Total short-term investments (cost $61,172,296)		$61,172,296

TOTAL INVESTMENTS

Total investments (cost $1,692,754,398)(b)		$1,970,584,335

FORWARD CURRENCY CONTRACTS TO BUY at 9/30/09 (aggregate face value $317,687,607) (Unaudited)
				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$132,023,454	$124,854,722	10/21/09	$7,168,732
British Pound	15,278,967	15,468,155	10/21/09	(189,188)
Danish Krone	14,404,329	14,347,408	10/21/09	56,921
Euro	65,346,270	63,559,243	10/21/09	1,787,027
Japanese Yen	45,073,426	44,081,607	10/21/09	991,819
Norwegian Krone	930,023	887,444	10/21/09	42,579
Singapore Dollar	5,772,143	5,696,691	10/21/09	75,452
Swedish Krona	50,862,674	48,792,337	10/21/09	2,070,337

Total				$12,003,679

FORWARD CURRENCY CONTRACTS TO SELL at 9/30/09 (aggregate face value $232,595,243) (Unaudited)
				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$8,445,534	$7,982,367	10/21/09	$(463,167)
British Pound	24,526,973	24,831,574	10/21/09	304,601
Canadian Dollar	24,260,951	24,039,324	10/21/09	(221,627)
Euro	16,425,016	15,938,294	10/21/09	(486,722)
Hong Kong Dollar	29,888,558	29,889,749	10/21/09	1,191
Japanese Yen	26,318,816	25,529,124	10/21/09	(789,692)
Norwegian Krone	27,074,547	25,809,273	10/21/09	(1,265,274)
Singapore Dollar	4,766,853	4,711,081	10/21/09	(55,772)
Swedish Krona	1,253,822	1,203,089	10/21/09	(50,733)
Swiss Franc	73,573,604	72,661,368	10/21/09	(912,236)

Total				$(3,939,431)

Key to holding's abbreviations

ADR American Depository Receipts

NOTES

(a) Percentages indicated are based on net assets of $1,932,143,537.

(b) The aggregate identified cost on a tax basis is $1,745,645,076, resulting in gross unrealized appreciation and depreciation of $292,298,760 and $67,359,501, respectively, or net unrealized appreciation of $224,939,259.

(NON) Non-income-producing security.

(d) The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. At September 30, 2009, the value of securities loaned amounted to $56,322,323. The fund received cash collateral of $59,003,100 which is pooled with collateral of other Putnam funds into 3 issues of short-term investments.

(e) The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income and totaled $6,584 for the period ended September 30, 2009. During the period ended September 30, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $193,973,741 and $200,919,212, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

(i) Securities purchased with cash or received, that were pledged to the fund for collateral on certain derivative contracts.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at September 30, 2009.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The dates shown on debt obligations are the original maturity dates.

The fund had the following industry concentration greater than 10% at September 30, 2009 (as a percentage of net assets):

Banking	11.0%

Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported-- as in the case of some securities traded over-the-counter-- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings) . Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At September 30, 2009, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Forward currency contracts: The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Outstanding contracts at period end are indicative of the volume of activity during the period.

Master agreements: The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which can not be sold or repledged totaled $1,277,827 at September 30, 2009. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.

At September 30, 2009, the fund had a net liability position of $1,515,908 on derivative contracts subject to the Master Agreements.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (“LBSF”) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into receivable purchase agreements (“Agreements”) with other registered investment companies (each a “Purchaser”) managed by Putnam Management. Under the Agreements, the fund sold to the Purchasers the fund’s right to receive, in the aggregate, $3,469,039 in net payments from LBSF in connection with certain terminated derivatives transactions (the “Receivable”), in each case in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The Agreements are valued at fair value following procedures approved by the Trustees. All remaining payments under the agreement will be recorded as realized gain or loss.

In September 2006, Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures ("ASC 820") was issued. ASC 820 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of ASC 820 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of September 30, 2009:

			Valuation inputs

Investments in securities:		Level 1	Level 2	Level 3

Common stocks:

	Australia	$--	$37,522,783	$--

	Belgium	36,403,323	--	--

	Brazil	11,057,306	--	--

	Canada	26,565,962	--	--

	China	16,167,724	32,121,331	--

	Finland	21,296,627	--	--

	France	259,769,989	--	--

	Germany	142,702,453	--	--

	Greece	14,701,617	--	--

	Hong Kong	--	59,702,735	--

	Ireland	13,566,570	--	--

	Italy	32,999,503	--	--

	Japan	--	372,420,273	--

	Norway	36,983,323	--	--

	Singapore	--	13,041,349	--

	South Korea	--	45,797,877	--

	Spain	85,018,574	--	--

	Switzerland	211,576,086	--	--

	Taiwan	--	16,115,936	--

	United Arab Emirates	18,032,136	--	--

	United Kingdom	404,236,984	--	--

Total common stocks		1,331,078,177	576,722,284	--

Short-term investments		80,000	61,092,296	--

U.S. Treasury Obligations		--	1,611,578	--

Totals by level		$1,331,158,177	$639,426,158	$--

		Level 1	Level 2	Level 3

Other financial instruments:		$--	$8,064,248	$866,566

Other financial instruments include forward currency contracts and receivable purchase agreements.

The following is a reconciliation of Level 3 assets as of September 30, 2009:

				Change in net		Net
	Balance as of	Accrued		unrealized	Net	transfers in	Balance as of
	June	discounts/	Realized	appreciation/	purchases/	and/or out	September
	30, 2009 ††	premiums	gain/(loss)	(depreciation) †	sales	of Level 3	30, 2009 ††

Other financial instruments:	$894,021	$--	$--	$(27,455)	$--	$--	$866,566

† Includes $(27,455) related to Level 3 securities still held at period end.

†† Includes amount payable under receivable purchase agreement.

Market Values of Derivative Instruments as of September 30, 2009

	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value

Foreign exchange contracts	$12,534,504	$4,470,256

Total	$12,534,504	$4,470,256

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam International Equity Fund

By (Signature and Title):

/s/ Janet C. Smith
Janet C. Smith
Principal Accounting Officer
Date: November 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Charles E. Porter
Charles E. Porter
Principal Executive Officer
Date: November 25, 2009

By (Signature and Title):

/s/ Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer
Date: November 25, 2009